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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 5, 2020 (June 4, 2020)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 1.01.	Entry into a Material Definitive Agreement.
On June 4, 2020, Realogy Group LLC (“Realogy Group”), an indirect subsidiary of Realogy Holdings Corp. (“Realogy Holdings”), and certain of its subsidiaries amended the existing Apple Ridge Funding LLC securitization program utilized by Realogy Group's relocation services subsidiary, Cartus Corporation (“Cartus”). The amendment and extension was effected pursuant to the Fourteenth Omnibus Amendment and Payoff and Reallocation Agreement dated as of June 4, 2020, by and among Cartus, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC (the “Issuer”), Realogy Group, U.S. Bank National Association, as indenture trustee, paying agent, authentication agent, and transfer agent and registrar, the managing agents party to the Note Purchase Agreement (as defined below), Crédit Agricole Corporate and Investment Bank (“CA-CIB”), as administrative agent, and the committed and conduit purchasers (as described below) (the “Omnibus Amendment”). The managing agents that are parties to the Note Purchase Agreement and the Omnibus Amendment are CA-CIB, The Bank of Nova Scotia (“BNS”), Barclays Bank PLC and Wells Fargo Bank, National Association (“Wells Fargo”). The committed purchasers that are parties to the Omnibus Amendment are CA-CIB, BNS, Wells Fargo and Sheffield Receivables Company LLC (“Sheffield”). The conduit purchasers that are parties to the Omnibus Amendment are Sheffield, Atlantic Asset Securitization LLC and Liberty Street Funding LLC. The Omnibus Amendment includes provisions terminating Wells Fargo as a managing agent and committed purchaser.
The Omnibus Amendment, among other things, amends the Note Purchase Agreement dated as of December 14, 2011, as amended (the “Note Purchase Agreement”) by and among the Issuer, Cartus, the managing agents, committed purchasers and conduit purchasers named therein, and CA-CIB, as administrative agent, and the Series 2011-1 Indenture Supplement dated as of December 16, 2011 by and between the Issuer and U.S. Bank, as indenture trustee, paying agent, authentication agent and transfer agent and registrar, to extend the securitization program until August 5, 2020, subject to a reduction in the maximum borrowing capacity from $250 to $200 million with such capacity to be funded by the conduit purchasers. Under the Omnibus Amendment, the Issuer also requested a further extension of the securitization program to June 4, 2021.
The parties to the Omnibus Amendment and their respective affiliates have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for Realogy Holdings and its subsidiaries for which they have received, and will receive, customary fees and expenses.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
10.1
Fourteenth Omnibus Amendment and Payoff and Reallocation Agreement, dated as of June 4, 2020, among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group LLC, U.S. Bank National Association, the managing agents party to the Note Purchase Agreement dated December 14, 2011, as amended, Crédit Agricole Corporate and Investment Bank and the committed and conduit purchasers named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: June 5, 2020

EXHIBIT INDEX

Exhibit No.	Description
10.1
Fourteenth Omnibus Amendment and Payoff and Reallocation Agreement, dated as of June 4, 2020, among Cartus Corporation, Cartus Financial Corporation, Apple Ridge Services Corporation, Apple Ridge Funding LLC, Realogy Group LLC, U.S. Bank National Association, the managing agents party to the Note Purchase Agreement dated December 14, 2011, as amended, Crédit Agricole Corporate and Investment Bank and the committed and conduit purchasers named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).